SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                          ------------------------

                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) June 23, 2000


                        CHURCHILL DOWNS INCORPORATED
           (Exact name of registrant as specified in its charter)


           Kentucky                   0-01469                61-0156015
(State or other jurisdiction     (Commission File          (IRS Employer
      of incorporation)               Number)            Identification No.)


700  Central  Avenue,   Louisville,  KY                     40208
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:     (502) 636-4400


                               Not Applicable
      (Former name or former address, if changed since last report.)




Item 5.   Other Events.

      On June 23, 2000, Churchill Downs Incorporated ("CDI"), a Kentucky corporation, Duchossois Industries, Inc. ("DII"), an Illinois corporation,
A. Acquisition Corp., an Illinois corporation, A. Management Acquisition Corp., an Illinois corporation, T. Club Acquisition Corp., an Illinois corporation, (A. Acquisition Corp., A. Management Acquisition Corp. and T. Club Acquisition Corp. being collectively referred to as the "Merger Companies"), Arlington International Racecourse, Inc., an Illinois corporation, Arlington Management Services, Inc., an Illinois corporation and Turf Club of Illinois, Inc., an Illinois corporation (Arlington International Racecourse, Inc., Arlington Management Services, Inc. and Turf Club of Illinois, Inc. being collectively referred to as the "Acquired Companies") entered into an Agreement and Plan of Merger (the "Merger Agreement". Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, the Merger Companies will be merged with and into the Acquired Companies, with the Acquired Companies being the surviving corporations of such mergers (the "Mergers"). At the Effective Time (as defined in the Merger Agreement) of the Mergers, each issued and outstanding share of common stock of the Acquired Companies will be converted into the right to receive an aggregate of 3,150,000 shares of common stock, no par value, of CDI ("CDI Common Stock"), subject to an additional earn-out payment of up to 1,250,000 shares of CDI Common Stock, as provided in the Merger Agreement.

      In connection with the execution of the Merger Agreement, CDI and DII have agreed to enter into Stockholder's Agreement at the Closing (as defined in the Merger Agreement) of the Mergers. Pursuant to the Stockholder's Agreement, DII, as the sole stockholder of the Acquired Companies, will be granted certain governance rights of CDI, and will be subject to certain voting and transfer restrictions on the CDI Common Stock it receives in the Mergers. In addition, DII will be entitled initially to designate three members of the CDI board of directors, which will be expanded from 12 to 15 members.

      A copy of the Merger Agreement is being filed herewith as Exhibit 2(i) and a copy of the form of Stockholder's Agreement is attached thereto as an exhibit.

      The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 7.   Financial Statements and Exhibits.

      (c)   The following exhibits are filed with this report:

      2(i) Agreement and Plan of Merger, dated as of June 23, 2000, among Churchill Downs Incorporated, Duchossois Industries, Inc., A. Acquisition Corp., A. Management Acquisition Corp., T. Club Acquisition Corp., Arlington International Racecourse, Inc., Arlington Management Services, Inc. and Turf Club of Illinois, Inc., including as an exhibit thereto, the form of the Stockholder's Agreement, between Churchill Downs Incorporated, Duchossois Industries, Inc., and certain other persons who may become party to the Agreement.

      99(a) Press Release, dated as of June 23, 2000 (incorporated herein by reference to CDI's Schedule 14A, dated as of June 23, 2000, filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended).




                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 23, 2000          CHURCHILL DOWNS INCORPORATED


                              By:  /s/ Robert L. Decker
                                 -----------------------------------------
                              Name:  Robert L. Decker
                              Title: Executive Vice President and
                                     Chief Financial Officer




                               EXHIBIT INDEX

      2(i) Agreement and Plan of Merger, dated as of June 23, 2000, among Churchill Downs Incorporated, Duchossois Industries, Inc., A. Acquisition Corp., A. Management Acquisition Corp., T. Club Acquisition Corp., Arlington International Racecourse, Inc., Arlington Management Services, Inc. and Turf Club of Illinois, Inc., including as an exhibit thereto, the form of the Stockholder's Agreement, between Churchill Downs Incorporated, Duchossois Industries, Inc., and certain other persons who may become party to the Agreement.

      99(a) Press Release, dated as of June 23, 2000 (incorporated herein by reference to CDI's Schedule 14A, dated as of June 23, 2000, filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended).